UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: April 2, 2012


                       MEDINA INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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              Colorado                                  000-27211                               84-1469319
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                        1802 Pomona Rd., Corona, CA 92880
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement.

Entry in Settlement Agreement - Disposition of Subsidiary

On March 28, 2012, ROK Global, PLC ("ROK") entered into a Settlement Agreement and Mutual Release ("the Settlement Agreement") with Medina International Holdings, Inc. ("the Company"), Wintec Protective Systems, Inc. ("Wintec"), Mr. Daniel Medina, and Mr. Madhava Mankal Rao. Mr. Medina and Mankal are officers and directors of the Company.

In 2001, the Company, Wintec and ROK entered into agreements that provided for the Company to provide funding to Wintec and to contribute 3,000,000 shares of its common stock in exchange for 20,400,000 shares of Wintec. As a result of the agreements, Wintec had become the Company's 51% held subsidiary.

The Settlement Agreement provides for the agreements entered into in 2011 to be terminated and cancelled, effective immediately. All parties agree to the termination of the agreements without remedy and resolve each party of any claims or liabilities arising out of such agreements. As a result of the termination, Wintec is no longer a subsidiary of the Company.

Additional terms of the Settlement Agreement are:

- Wintec to pay to the Company $237,718 within two years of the date of the Settlement Agreement;

- Wintec will arrange for the transfer of the 3,000,000 shares of the Company's common stock issued in 2011 to a nominee to be designated by the Company in exchange for $1; and

- The Company will transfer back to Wintec the 20,400,000 shares of Wintec in exchange for $1.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.   Description
     -----------   -----------
            10.1   Settlement Agreement and Mutual Release, dated March 28, 2012


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             MEDINA INTERNATIONAL HOLDINGS, INC.

                                             By:    /s/Daniel Medina
                                                       --------------
                                                       Daniel Medina, President


          Date: April 3, 2012